SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 03, 2005

(date of earliest event reported)

Asset Backed Securities Corporation

Home Equity Loan Trust 2005-HE4

Asset Backed Pass-Through Certificates, Series 2005-HE4

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333- 109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Filing of Computational Materials

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Asset Backed Securities Corporation (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset Backed Securities Corporation Home Equity Loan Trust 2005-HE4, Asset Backed Pass-Through Certificates, Series 2005-HE4.

In connection with the offering of the Asset Backed Securities Corporation Home Equity Loan Trust 2005-HE4 Asset Backed Pass-Through Certificates, Series 2005-HE4, Credit Suisse First Boston LLC (“CSFB”), as one of the underwriters of the Certificates, has prepared certain materials (the “Computational Materials”) for distribution to their potential investors.  Although the Company provided CSFB with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

The Computational Materials are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 27, 2005.

ASSET BACKED SECURITIES CORPORATION

By:  /s/ Gregory P. Richter

Name: Gregory P. Richter

Title: Vice President

Exhibit Index

Exhibit

Page

99.1

Computational Materials

       6

[ON FILE WITH MCKEE NELSON LLP]